UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 17, 2021

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COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 17, 2021, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Covenant Logistics Group, Inc., a Nevada corporation (the “Company”) approved a grant of 5,384 shares of restricted stock to Samuel F. Hough, the Company’s Executive Vice President – Expedited Operations, in recognition of Mr. Hough’s role in the wind-down of certain of the Company’s terminal operations throughout 2020.   The shares will vest on February 17, 2022, subject to certain continued employment, acceleration, and forfeiture provisions. The shares were granted under the Company’s Third Amended and Restated Omnibus Incentive Plan, as amended.

Item 8.01	Other Events.

The Board has established May 19, 2021 as the date of our 2021 annual meeting of stockholders (the “2021 Annual Meeting”). This date represents a change of more than 30 days from the anniversary date of our 2020 annual meeting of stockholders (the “2020 Annual Meeting”). As a result, the deadlines for stockholder proposals set forth in our definitive proxy statement for the 2020 Annual Meeting are no longer effective.

Stockholder proposals intended for inclusion in our definitive proxy statement for the 2021 Annual Meeting pursuant to Rule 14a-8, as well as any stockholder proposals (other than director nominations) to be considered at the 2021 Annual Meeting, but not included in our proxy materials pursuant to Rule 14a-8, must be received by March 17, 2021 (which we believe is a reasonable time before we begin to print and send our proxy materials). The inclusion of any such stockholder proposals in our definitive proxy statement for the 2021 Annual Meeting will be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended, including Rule 14a‑8. Under Rule 14a-4(c)(1) of the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying our definitive proxy statement for the 2021 Annual Meeting will have discretionary authority to vote on any stockholder proposal that is not received on or prior to March 17, 2021.

Proxy access nominations for the 2021 Annual Meeting must be received by March 1, 2021. Proxy access nominations must meet all the requirements set forth in our Fifth Amended and Restated Bylaws (the “Bylaws”).

A stockholder’s notice of director nominations to be considered at our 2021 Annual Meeting, but not included in our proxy materials, must be received by March 1, 2021. Stockholder director nominations must meet all of the requirements set forth in our Bylaws.

Stockholder proposals (including proxy access nominations) should be addressed and sent to M. Paul Bunn, Executive Vice President, Chief Financial Officer, and Secretary; Covenant Logistics Group, Inc.; 400 Birmingham Highway; Chattanooga, Tennessee 37419.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: February 19, 2021	By:	/s/ M. Paul Bunn
M. Paul Bunn
Executive Vice President, Chief Financial Officer, and Secretary